            Exhibit 10

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
SENIOR UNSECURED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT (this “Amendment”) is dated as of February 11, 2002 (the “Amendment Date”) and is among LASALLE HOTEL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), SOCIETE GENERALE, SOUTHWEST AGENCY, as Arranger and Administrative Agent (the “Administrative Agent”), the other agents that are described herein, and the banks and other financial institutions (the “Banks”) that are a party hereto.

RECITALS:

A.
The Borrower, the Administrative Agent, the other agents that are described therein, and the Banks are parties to that certain Third Amended and Restated Senior Unsecured Credit Agreement dated as of June 26, 2001, as amended by First Amendment to Third Amended and Restated Senior Unsecured Credit Agreement dated as of December 31, 2001 (as amended, the “Original Credit Agreement”).

B.	The parties hereto desire to amend the Original Credit Agreement and the other Credit Documents (as defined in the Original Credit Agreement) as hereinafter provided.

NOW, THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    All terms used in this Amendment, but not defined herein, shall have the meaning given such terms in the Original Credit Agreement.

2.    This Amendment shall become effective as of the Amendment Date if on or prior to the close of business on February 15, 2002 (the “Termination Date”) the following conditions precedent have been satisfied:

a.	Documentation. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders.

b.
Representations and Warranties. The representations and warranties contained in this Amendment, and in each Credit Document shall be true and correct in all material respects both as of the Amendment Date and the date the other conditions to this Amendment’s effectiveness are satisfied except for changes which individually or in the aggregate do not constitute a Material Adverse Change.

c.	No Default. No Default or Event of Default shall exist as of either the Amendment Date or the date the other conditions to this Amendment’s effectiveness are satisfied.

d.
Fees. The Administrative Agent shall have received for the benefit of those Lenders that execute and deliver this Amendment to the Administrative Agent’s counsel by 5:00 p.m. CST on the Amendment Date a fee equal to twenty five (25) basis points of each such Lender’s Commitment as of February 11, 2002.

If this Amendment does not become effective prior to the Termination Date, this Amendment shall be null and void; provided however that the Borrower shall still be obligated to reimburse Societe Generale, Southwest Agency for costs and expenses incurred in connection with this Amendment.

3.     From and after the Amendment Date, the term “Credit Agreement” as used in the Credit Documents, shall mean the Original Credit Agreement, as amended by this Amendment.

4.    From and after the Amendment Date, the definition of “Applicable Margin” is amended by deleting the table in such definition in its entirety and replacing such table with the following table:

	Base Rate Advances	Letters of Credit & LIBOR Advances	Unused Commitment Fee
Level I Status	0.50%	2.00%	.250%
Level II Status	0.75%	2.25%	.375%
Level III Status	1.00%	2.50%	.375%
Level IV Status	1.25%	2.75%	.500%
Level V Status	1.75%	3.25%	.500%

5.    From and after the Amendment Date, the definition of “Borrowing Base Requirements” is amended by deleting the table at the end of such definition and replacing such table with the following table:

HOTEL PROPERTY	DATE OF REVERSION TO SEASONED PROPERTY
Hotel Topaz	January 1, 2003
Rouge Hotel	January 1, 2003
Clarion Hampshire Hotel	January 1, 2004
Howard Johnson Plaza Hotel	January 1, 2004

6.    From and after the Amendment Date, the definition of “Indebtedness” is amended by (a) deleting the word “and” immediately before the start of clause (f) and (b) adding at the end of such definition immediately before the period the phrase “; and (g) all preferred stock that is issued by such Person that is redeemable by the holder thereof in cash, a cash equivalent or some type of Indebtedness or convertible to some type of Indebtedness”.

7.    From and after the Amendment Date, the definition of “Leverage Ratio” is amended by deleting the phrase “Parent Aggregate Asset Value” and replacing such phrase with the phrase “Parent’s Adjusted EBITDA”.

8.    From and after the Amendment Date, the definition of “Parent’s Adjusted EBITDA” is amended by deleting the text after clause (b) and replacing such text with the phrase “plus (c) any other one time charge approved by the Administrative Agent”.

9.    From and after the Amendment Date, the definition of “Parent’s Fixed Charges” is amended by deleting the word “and” following clause (c) and adding at the end of such definition immediately before the period the phrase “, and (e) FF&E Reserves for such period in respect of each Hotel Property owned by the Parent or its Subsidiaries (whether located on land owned by or land leased to such owner of the Hotel Property)”.

10.    From and after the Amendment Date, the definition of “Status” is deleted in its entirety and replaced with the following:

‘“Status” means the existence of Level I Status, Level II Status, Level III Status, Level IV Status, or Level V Status, as the case may be. As used in this definition:

“Level I Status” exists at any date if, at such date, the Leverage Ratio is less than or equal to 4.0;

“Level II Status” exists at any date if, at such date, the Leverage Ratio is greater than 4.0 but less than or equal to 4.5;

“Level III Status” exists at any date if, at such date, the Leverage Ratio is greater than 4.5 but less than or equal to 5.0;

“Level IV Status” exists at any date if, at such date, the Leverage Ratio is greater than 5.0 but less than or equal to 5.5; and

“Level V Status” exists at any date if, at such date, the Leverage Ratio is greater than 5.5.

Status shall be determined and changed as of the 45th day following any Fiscal Quarter. The Leverage Ratio shall be based upon the components of the calculation of the Leverage Ratio for the Rolling Period just ended or as of the end of such Rolling Period, as applicable. Notwithstanding the foregoing or any decrease in the Leverage Ratio during such period, on the Second Amendment Date the Status under the Credit Agreement will be reset to Level IV Status and such Status shall not be reduced until May 15, 2002.’

11.    From and after the Amendment Date, the following definitions shall be added to the Credit Agreement in the correct alphabetical order:

‘“Quarterly Dividend Limitation” means:

(a)    for cash distributions declared for Parent Common Stock for the Fiscal Quarters ended March 31, 2002 and June 30, 2002, $.01 per share of outstanding Parent Common Stock.

(b)    for cash distributions declared for Parent Common Stock for the Fiscal Quarters ended September 30, 2002 and December 31, 2002, $.20 per share of outstanding Parent Common Stock; provided that if no Default has occurred and is continuing or would result therefrom, the limit for cash distributions declared for Parent Common Stock for the Fiscal Quarter ended December 31, 2002 will be increased to an amount equal to (1) the amount required in the Fiscal Year ended December 31, 2002 for the Parent to maintain its status as a REIT less (2) any prior cash distributions in such Fiscal Year.

(c)    for cash distributions declared for Parent Common Stock for the Fiscal Quarters ended March 31, 2003 and June 30, 2003, $.30 per share of outstanding Parent Common Stock.

Such limitations shall be inversely adjusted to take into account any stock splits of the Parent Common Stock.’

“Second Amendment” means the Second Amendment to Third Amended and Restated Senior Unsecured Credit Agreement executed by the Borrower, the Administrative Agent and the Lenders party thereto.’

“Second Amendment Date” means the effective date of the Second Amendment.’

12.    From and after the Amendment Date, a new sentence shall be added at the end of Section 2.01 which reads in its entirety as follows:

“In addition to the foregoing limitations, from and after any Capitalization Event occurring after the Second Amendment Date, the sum of (i) the aggregate outstanding principal amount of the Advances plus (ii) the Letter of Credit Exposure may not exceed (A) prior to November 15, 2002, $175,000,000 and (B) on and after November 15, 2002, (1) if the Leverage Ratio has been less than 5.5 for a period of 180 or more consecutive days where such period ends after November 15, 2002, then the amount of the Total Commitments, and (2) if the test in the preceding clause (1) has not been met, then $175,000,000.”

13.    From and after the Amendment Date, Section 2.07(c)(i) is amended by adding after the phrase “at such time” the phrase “or (3) the limit set forth in the last sentence of Section 2.01”.

14.    From and after the Amendment Date, Section 4.06 of the Credit Agreement is amended by adding the phrase “except as disclosed in the Parent’s Form 10-Q filed with the Securities and Exchange Commission in November 2001,” at the end of the last sentence immediately prior to the period.

15.    From and after the Amendment Date, Section 4.09(a) is amended by deleting clause (v) and renumbering the existing clause (vi) as a new clause (v).

16.    From and after the Amendment Date, Section 6.02(b) is amended by adding at the end of such section immediately before the semicolon the phrase “, provided that for purposes of this Section 6.02(b) only, the Hotel Value of a Hotel Property shall be the Hotel Value at the time of initial issuance of the Indebtedness permitted by this Section 6.02(b), which Hotel Value shall not be less for purposes of this Section 6.02(b) at the time of any refinancing of such initial Indebtedness”.

17.    From and after the Amendment Date, Section 6.04(a) is amended by (a) adding after the word “shareholders” in line three the phrase “with respect to the Parent Common Stock” and (b) adding at the end of such section the phrase “, provided that in addition to the foregoing limitations any such cash payments in any Fiscal Quarter shall not exceed the Quarterly Dividend Limitation for the previous Fiscal Quarter”.

18.    From and after the Amendment Date, Section 6.04(f) is deleted in its entirety and replaced with the following:

“(f)    provided no Default has occurred and is continuing or would result therefrom, the Parent may pay cash dividends to the holders of Parent preferred stock permitted by this Agreement, but may not redeem or repurchase such preferred stock.”

19.    From and after the Amendment Date, Section 6.05 is amended by adding at the end of such section immediately prior to the period the phrase “; provided that the Parent can issue preferred stock in the Parent which is not deemed Indebtedness under this Agreement if (i) the offering memorandum for such Capitalization Event reflects that such Capitalization Event is permitted by this Agreement and contains provisions pertaining to the use of proceeds from such Capitalization Event which are acceptable to the Administrative Agent in its reasonable discretion and (ii) thereafter the proceeds from such Capitalization Event are used in accordance with such offering memorandum provisions pertaining to the use of proceeds”.

20.    From and after the Amendment Date, Sections 7.01 7.02, and 7.05 are deleted in their entirety and replaced with the following in the applicable location in the Credit Agreement:

“Section 7.01    Parent’s Fixed Charge Coverage Ratio. The Parent shall maintain at the end of each Rolling Period for the Rolling Periods ending on the dates indicated in the following chart a Parent’s Fixed Charge Coverage Ratio of not less than the amount set forth next to such dates:

Ending Date of Rolling Period	Parent’s Fixed Charge Coverage Ratio
December 31, 2001 through June 30, 2003	1.35 to 1.0
For any Rolling Period thereafter	1.50 to 1.0”

“Section 7.02    Parent’s Interest Coverage Ratio. The Parent shall maintain at the end of each Rolling Period for the Rolling Periods ending on the dates indicated in the following chart a Parent’s Interest Coverage Ratio of not less than the amount set forth next to such dates:

Ending Date of Rolling Period	Parent’s Interest Coverage Ratio
On or prior to March 31, 2003	2.25 to 1.0
For any Rolling Period thereafter	2.50 to 1.0”

“Section 7.05    Limitation on Total Liabilities. The Parent shall not on any date permit the Leverage Ratio to exceed during the applicable period indicated in the following chart the amount set forth in such chart for such period:

Applicable Period	Leverage Ratio
Prior to August 15, 2003	5.75 to 1.0
From August 15, 2003 through November 14, 2003	5.25 to 1.0
On and after November 15, 2003	5.00 to 1.0”

21.    Each party hereto represents to the other parties hereto that such party is authorized to execute this Amendment. In addition, the Borrower and the Guarantors represent and warrant to the Banks and the Administrative Agent that (a) the representations and warranties contained in this Amendment, and in each Credit Document are true and correct in all material respects as of the Amendment Date except for changes which individually or in the aggregate do not constitute a Material Adverse Change, (b) no Default or Event of Default exists as of the Amendment Date, and (c) such Persons have no claims, offsets, or counterclaims with respect to their respective obligations under the Credit Documents as of the Amendment Date.

22.    Except as expressly provided in this Amendment, the terms and provisions of the Original Credit Agreement remain in full force and effect and are unmodified.

23.    This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one Amendment. Facsimile signatures will be deemed to be original signatures.

[SIGNATURE PAGE OF SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

Executed as of the date first set forth above.

BORROWER:

LASALLE HOTEL OPERATING PARTNERSHIP, L.P.

By:	LaSalle Hotel Properties,
its general partner

By:
Name:
Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

SOCIETE GENERALE, SOUTHWEST AGENCY, individually and as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

BANK OF MONTREAL, CHICAGO BRANCH

By:
Name:
Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

BANKERS TRUST COMPANY

By:
Name:
Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

CREDIT LYONNAIS NEW YORK BRANCH

By:
Name:
Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

FLEET NATIONAL BANK

By:
Name:
Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

FIRSTAR BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

JOINDER, CONSENT AND RATIFICATION

The Guarantors join in and consent to the terms and provisions of the attached Amendment and agree that the Environmental Indemnification Agreement and the Guaranty and Contribution Agreement (the “Guaranty”) executed by the Guarantors dated as of even date as the Original Credit Agreement remain in full force and effect and that the Guaranteed Obligations (as defined in the Guaranty) include the additional obligations of the Borrower under the attached Amendment.

This Joinder, Consent and Ratification is dated as of the date of the Amendment.

LASALLE HOTEL PROPERTIES,
a Maryland real estate investment trust

By:
Name:
Title:

LHO MISSION BAY HOTEL, L.P.,
a California limited partnership

By: LaSalle Hotel Operating Partnership, L.P.,
a Delaware limited partnership, its general partner

By: LaSalle Hotel Properties, its general partner
Name:
Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

LHO VIKING HOTEL, L.L.C., a Delaware limited liability company

By:
Name:	Title:

I & G CAPITOL, L.L.C.
LHO WASHINGTON HOTEL ONE, L.L.C.
LHO WASHINGTON HOTEL TWO, L.L.C.
LHO WASHINGTON HOTEL THREE, L.L.C.
LHO WASHINGTON HOTEL FOUR, L.L.C.
By: LaSalle Hotel Operating Partnership, L.P., a Delaware limited partnership,

By: LaSalle Hotel Operating Partnership, L.P.,
a Delaware limited partnership, its managing member

By: LaSalle Hotel Properties, its general partner

By:
Name:
Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

LASALLE HOTEL LESSEE, INC.
LASALLE WASHINGTON ONE LESSEE, INC.
LASALLE WASHINGTON TWO LESSEE, INC.
LASALLE WASHINGTON THREE LESSEE, INC.
LASALLE WASHINGTON FOUR LESSEE, INC.

By:
Name:
Title:

LHO WASHINGTON FIVE LESSEE, L.L.C.

By: LaSalle Hotel Lessee, Inc., its managing member
By:
Name:
Title:

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